Exhibit 10.3

EXECUTION COPY

FIRST AMENDMENT TO THE AMENDED AND RESTATED TERM LOAN FACILITY

CREDIT AGREEMENT

This FIRST AMENDMENT TO THE AMENDED AND RESTATED TERM LOAN FACILITY CREDIT AGREEMENT (this “First Amendment”) is made and dated as of the 20th day of July, 2006, by and among THE MACERICH PARTNERSHIP, L.P., a limited partnership organized under the laws of the state of Delaware (“Macerich Partnership”), AS BORROWER; THE MACERICH COMPANY, a Maryland corporation (“MAC”); MACERICH WRLP II CORP., a Delaware corporation (“Macerich WRLP II Corp.”); MACERICH WRLP II LP, a Delaware limited partnership (“Macerich WRLP II LP”); MACERICH WRLP CORP., a Delaware corporation (“Macerich WRLP Corp.”); MACERICH WRLP LLC, a Delaware limited liability company (“Macerich WRLP LLC”); MACERICH TWC II CORP., a Delaware corporation (“Macerich TWC Corp.”); MACERICH TWC II LLC, a Delaware limited liability company (“Macerich TWC LLC”); MACERICH WALLEYE LLC, a Delaware limited liability company (“Macerich Walleye LLC”); IMI WALLEYE LLC, a Delaware limited liability company (“IMI Walleye LLC”); and WALLEYE RETAIL INVESTMENTS LLC, a Delaware limited liability company (“Walleye Investments LLC”), AS GUARANTORS; THE LENDERS FROM TIME TO TIME PARTY HERETO (collectively and severally, the “Lenders”); and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the “Administrative Agent” or “DBTCA”) and as collateral agent for the Benefited Creditors.

RECITALS

A.                                   Amended and Restated Credit Agreement, dated as of April 25, 2005, as amended or otherwise modified to date (the “Credit Agreement”), by and among the Borrower, MAC, the lenders from time to time party thereto (the “Existing Lenders”), and the Administrative Agent, the Existing Lenders have made a term loan to the Borrower in the principal amount of $250,000,000. Initially capitalized terms used herein and not otherwise defined have the respective meanings given to such terms in the Credit Agreement.

B.                                     The Borrower has requested that certain modifications to the Credit Agreement as more fully set forth herein.

C.                                     The Lenders party hereto and the Borrower have agreed to amend the Credit Agreement and DBTCA has agreed to act as administrative agent on behalf of the Lenders and as collateral agent on behalf of the Benefited Creditors on the terms and subject to the conditions set forth herein and in the other Loan Documents.

NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1.                                       (I)  Amendment to Annex I of the Loan Agreement. Effective as of the date hereof, Annex I of the Loan Agreement is hereby amended as follows:

(a)                                  The definition of “Disposition Promissory Note” is hereby deleted in its entirety.

(b)                                 The definition of “Distribution” is hereby amended in its entirety to read as follows:

“Distribution” shall mean with respect to MAC, Macerich Partnership or, prior to the Wilmorite Release Date, MACWH: (i) any distribution of cash or Cash Equivalent, directly or indirectly, to the partners or holders of Capital Stock of such Persons, or any other distribution on or in respect of any partnership, company or equity interests of such Persons; and (ii) the declaration or payment of any dividend on or in respect of any shares of any class of Capital Stock of such Persons, other than: (1) dividends payable solely in shares of common stock by MAC; or (2) the purchase, redemption, exchange, or other retirement of any shares of any class of Capital Stock of such Persons, directly or indirectly through a Subsidiary of MAC or otherwise, (A) to the extent such purchase, redemption, exchange, or other retirement occurs in exchange for the issuance of Capital Stock of MAC or Macerich Partnership or (B) with respect to MACWH, to the extent such purchase, redemption, or other retirement occurs in exchange for the issuance of Capital Stock of MACWH, MAC or Macerich Partnership in accordance with the provisions of the MACWH Partnership Agreement.

(c)                                  The definition of “Existing Revolving Credit Agreement” is hereby amended in its entirety to read as follows:

“Existing Revolving Credit Agreement” shall mean that certain Credit Agreement evidencing the Existing Revolving Credit Facility, amended and restated as of April 25, 2005, and as Modified concurrently herewith, by and among the Borrower, as borrower, MAC and the other guarantors signatory thereto, the lenders signatory thereto and DBTCA, as administrative agent and collateral agent.

(d)                                 The definition of “Existing Revolving Credit Facility” is hereby amended in its entirety to read as follows:

“Existing Revolving Credit Facility” shall mean that certain credit facility evidenced by the Existing Revolving Credit Agreement, which provides for the funding of certain revolving loans and the issuance of letters of credit to, and on behalf of, Macerich Partnership in the aggregate committed amount of, as of the date hereof, $1,500,000,000 at any one time outstanding.

(e)                                  The definition of “Fixed Charges” is hereby amended in its entirety to read as follows:

“Fixed Charges” shall mean, for any period, solely with respect to the Consolidated Entities, the sum of the amounts for such period of (i) scheduled payments of principal of Indebtedness of the Consolidated Entities (other than any Bullet Payment, including any Bullet Payment under the Interim Loan or Term Loan), (ii) the Consolidated Entities’ pro rata share of scheduled payments of principal of Indebtedness of Joint Ventures (other than any Bullet Payment) that does not otherwise constitute Indebtedness of and is not otherwise recourse to the Consolidated Entities or their assets, (iii) Interest Expense, (iv) payments of dividends in respect of Disqualified Capital Stock; and (v) to the extent not otherwise included in Interest Expense, dividends and other distributions paid during such period by the Borrower or MAC with respect to preferred stock or preferred operating units (excluding distributions on convertible preferred units of MACWH in accordance with the MACWH Partnership Agreement). For purposes of clauses (ii) and (v), the Consolidated Entities’ pro rata share of payments by any Joint Venture shall be deemed equal to the product of (a) the payments made by such Joint Venture, multiplied by (b) the percentage of the total outstanding Capital Stock of such Person held by any Consolidated Entity, expressed as a decimal.

(f)                                    The definition of “Gross Asset Value” is hereby amended in its entirety to read as follows:

“Gross Asset Value” shall mean, at any time, solely with respect to the Consolidated Entities, the sum of (without duplication):

(i) for Retail Properties that are Wholly-Owned the sum of, for each such property, (a) such property’s Property NOI for the Measuring Period, divided by (b) (1) 6.75% (expressed as a decimal), in the case of regional Retail Properties or (2) 8.25% (expressed as a decimal) in the case of Retail Properties that are not regional Retail Properties; plus

(ii) for Retail Properties that are not Wholly-Owned, the sum of, for each such property, (a) the Gross Asset Value of each such Retail Property at such time, as calculated pursuant to the foregoing clause (i), multiplied by (b) the percentage of the total outstanding Capital Stock held by Consolidated Entities in the owner of the subject Retail Property, expressed as a decimal; provided, notwithstanding anything to the contrary in this definition, so long as 100% of the Indebtedness and other liabilities of the owner of the Broadway Plaza Property reflected in the financial statements of such owner or disclosed in the notes thereto (to the extent the same would constitute a Contingent Obligation) is counted in the calculation of Total Liabilities pursuant to subsection (ii) of the definition of “Total Liabilities”, the Broadway Plaza Property, and the cash and Cash Equivalents and “Other GAV Assets” (as defined below) with respect thereto, shall be deemed to be Wholly-Owned and the Gross Asset Value with respect to the Broadway Plaza Property shall be calculated in accordance with clause (i) of this definition; plus

(iii) all cash and Cash Equivalents (other than, in either case, Restricted Cash) held by the Consolidated Entity at such time, and, in the case of cash and Cash Equivalents not Wholly-Owned, multiplied by a percentage (expressed as a decimal) equal to the percentage of the total outstanding Capital Stock held by the Consolidated Entity holding title to such cash and Cash Equivalents; plus

(iv) all Mortgage Loans acquired for the purpose of acquiring the underlying real property, valued by the book value of each such Mortgage Loan when measured; plus

(v)(a) 100% of the Book Value of Construction-in-Process with respect to Retail Properties Under Construction that are Wholly-Owned and (b) the product of (1) 100% of the Book Value of Construction-in-Process with respect to Retail Properties Under Construction that are not Wholly-Owned multiplied by (2) a percentage (expressed as a decimal) equal to the percentage of the total outstanding Capital Stock held by the Consolidated Entity holding title to such Retail Properties Under Construction; plus

(vi) to the extent not otherwise included in the foregoing clauses, (a) the Book Value of tenant receivables, deferred charges and other assets with respect to Real Properties that are Wholly-Owned and (b) the product of (1) the Book Value of tenant receivables, deferred charges and other assets with respect to Real Properties that are not Wholly-Owned multiplied by (2) a percentage (expressed as a decimal) equal to the percentage of the total outstanding Capital Stock held by a Consolidated Entity holding title to such Real Property (collectively, “Other GAV Assets”), provided that the aggregate value of Other GAV Assets shall not exceed five percent (5%) of the aggregate Gross Asset Value of all the assets of the Consolidated Entities;

(vii) the Book Value of land and other Properties not constituting Retail Properties; plus

(viii) the Book Value of the Investment in Northpark Mall.

provided, however, that (A)(i) the determination of Gross Asset Value for any period shall not include any Retail Property (or any Property NOI relating to any Retail Property) that has been sold or otherwise disposed of at any time prior to or during such period; (ii) any Retail Property (whether acquired before or after the Closing Date) and shall be valued at Book Value for 18 months after acquisition thereof; (B) upon the sale, conveyance, or transfer of all of a Real Property to a Person other than a Macerich Entity, the Gross Asset Value with respect to such Real Property shall no longer be considered; and (C) the determination of the NOI for any Retail Property Under Construction which is no longer classified as “construction-in-process” under GAAP shall be calculated using an adjusted Measuring Period determined by annualizing the most recent fiscal quarter until such Retail Property Under Construction has achieved Stabilization.

(g)                                 The definition of “Intangible Assets” is hereby deleted in its entirety.

(h)                                 The definition of “Lakewood Center Property” is hereby deleted in its entirety.

(i)                                     The definition of “Net Worth” is hereby amended in its entirety to read as follows:

 “Net Worth” means, at any date, the sum of (i) the aggregate Gross Asset Value; minus (2) the Total Liabilities.

(j)                                     The definition of “Permitted WHLP Cash Distribution” is hereby amended in its entirety to read as follows:

“Permitted MACWH Cash Distribution” shall have the meaning given such term in Section 8.4(4) of the Credit Agreement.

(k)                                  The definition of “Reserve Adjusted LIBO Rate” is hereby amended in its entirety to read as follows:

“Reserve Adjusted LIBO Rate” shall mean, with respect to any LIBO Rate Loan, the rate per annum calculated as of the first day of such Interest Period in accordance with the following formula:

Reserve Adjusted LIBO Rate	=	LR
1-LRP

where

LR   =  LIBO Rate

LRP =  LIBO Reserve Percentage

(l)                                     The definition of “Rochester Distribution” is hereby amended in its entirety to read as follows:

“Rochester Distribution” shall mean the distribution by MACWH of all of the membership interests in Rochester Malls LLC to limited partners of MACWH in accordance with Sections 8.7 or 8.8 of the MACWH Partnership Agreement.

(m)                               The definition of “Tangible Net Worth” is hereby deleted in its entirety.

(n)                                 The definition of “Westcor Assets” is hereby deleted in its entirety.

(o)                                 The definition of “WHLP” is hereby deleted in its entirety.

(p)                                 The definition of “WHLP Partnership Agreement” is hereby deleted in its entirety.

(q)                                 The definition of “Wilmorite Acquisition” is hereby amended in its entirety to read as follows:

“Wilmorite Acquisition” shall mean that certain acquisition by MAC and the Borrower of Wilmorite Properties, Inc., MACWH and their subsidiaries pursuant to the Wilmorite Merger Agreement.

(r)                                    The definition of “Wilmorite Assets” is hereby deleted in its entirety.

(s)                                  The definition of “Wilmorite Merger Agreement” is hereby amended in its entirety to read as follows:

“Wilmorite Merger Agreement” shall mean an Agreement and Plan of Merger, dated as of December 22, 2004, among MAC, the Borrower, MACW, Inc., Wilmorite Properties, Inc. and MACWH.

(t)                                    The definition of “Wilmorite Principal Entity” is hereby amended in its entirety to read as follows:

“Wilmorite Principal Entity” shall mean MACWH.

(II)                                The following definitions of “MACWH” and “MACWH Partnership Agreement” are hereby added to Annex I of the Credit Agreement in the appropriate alphabetical order:

(a)                                  “MACWH” shall mean MACWH, L.P., a Delaware limited partnership.

(b)                                 “MACWH Partnership Agreement” shall mean the 2005 Amended and Restated Agreement of Limited Partnership of MACWH, between MACWH and the Borrower.

(III)                            Amendment to Section 7.1(1) of the Loan Agreement. Effective as of the date hereof, Section 7.1(1) of the Loan Agreement is hereby amended by deleting “PricewaterhouseCoopers” and replacing the same with “Deloitte & Touche.”

(IV)                            Amendment to Section 8.4(4) of the Loan Agreement. Effective as of the date hereof, Section 8.4(4) of the Loan Agreement is hereby amended in its entirety to read as follows:

“(4)                            Prior to the Wilmorite Release Date, any Disposition by any Wilmorite Guarantor of any of the Capital Stock of the Wilmorite Principal Entity; provided that (i) MACWH may consummate the Rochester Distribution in accordance with the provisions of the MACWH Partnership Agreement, and (ii) so long as no Potential Default or Event of Default shall have occurred and be continuing, MACWH may make cash distributions in accordance with Article 8 of the MACWH Partnership Agreement, provided that the Borrower Parties would be in compliance with the covenants in Section 8.12, calculated as of the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 7.1(1) or 7.1(2) and on a pro forma basis as if such cash distribution had occurred, and any Indebtedness incurred in connection therewith had been incurred, on the last day of such fiscal quarter (any distribution under this clause (ii), a “Permitted MACWH Cash Distribution”); and”

(V)                                Amendment to Section 8.11(2) of the Loan Agreement. Effective as of the date hereof, Section 8.11(2) of the Loan Agreement is hereby amended in its entirety to read as follows:

“(2)                            Prior to the Wilmorite Release Date, MACWH shall not make Distributions in any Fiscal Year other than distributions of Available Cash (as defined in the MACWH Partnership Agreement) under and in accordance with the provisions of the MACWH Partnership Agreement except for (i) the Rochester Distribution and (ii) any Permitted MACWH Cash Distribution.”

(VI)                            Amendment to Section 8.12(1) of the Loan Agreement. Effective as of the date hereof, Section 8.12(1) of the Loan Agreement is hereby amended in its entirety to read as follows:

“(1)                            Minimum Net Worth. As of the last day of any Fiscal Quarter, Net Worth shall not be less than $4,000,000,000.”

2.                                       Amendment Effective. This First Amendment will be effective when:

(a)                                  this First Amendment has been duly executed and delivered by Borrower, the Administrative Agent, the Collateral Agent and the Lenders; and

(b)                                 the Borrower has paid the reasonable fees and expenses of the Administrative Agent in connection with this First Amendment.

3.                                       Covenants, Representations and Warranties of the Borrower.

(a)                                  The Borrower and each other Borrower Party (by its execution of the Consent and Agreement), reaffirm all terms, covenants, representations and warranties (except to the extent such representations and warranties pertain solely to an earlier date as set forth in the Loan Documents) that they made in the Loan Documents, as Modified by this First Amendment.

(b)                                 The Borrower represents and warrants to the Lenders, the Administrative Agent and the Collateral Agent that (i) The Borrower has the legal power and authority to enter into this First Amendment without consent or approval by any third party and (ii) this First Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except, in each case, as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles affecting enforceability.

(c)                                  The Borrower represents and warrants to the Lenders, the Administrative Agent and the Collateral Agent that, as of the date hereof, (i) no Default or Event of Default has occurred and is continuing; (ii) no Default or Event of Default will occur as a result of the execution, delivery and performance by the Borrower of this Amendment; (iii) the Borrower has not given any notice of any uncured Default under the Credit Agreement; and (iv) there are no legal proceedings commenced or threatened by any Borrower Party against the Lenders, the Administrative Agent or the Collateral Agent.

(d)                                 The Borrower confirms and acknowledges that, as of the date hereof, neither it nor any other Borrower Party has any offsets, defenses, claims, counterclaims, setoffs, or other basis for reduction with respect to any of the obligations.

4.                                       Effect Upon Loan Documents.

(a)                                  Except as specifically set forth in this First Amendment, the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b)                                 The parties hereto specifically acknowledge and agree that the Credit Agreement, as hereby amended, is in full force and effect in accordance with its terms and has not been Modified, except pursuant to this First Amendment.

(c)                                  All references to the “Credit Agreement” in the Credit Agreement and any other Loan Document shall mean and refer to the Credit Agreement, as Modified hereby.

(d)                                 This First Amendment shall be a Loan Document for all purposes under the Credit Agreement.

(e)                                  Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of any Lender, the Administrative Agent or the Collateral Agent under the Loan Documents, or any other document, instrument or agreement executed and/or delivered in connection therewith.

5.                                       Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT AGENTS AND LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

6.                                       Counterparts. This First Amendment may be executed by one or more of the parties to this First Amendment in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of such counterparts taken together shall be deemed to constitute but one and the same instrument.

[Signatures Begin on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated Term Loan Facility Credit Agreement to be executed as of the day and year first above written.

BORROWER:

THE MACERICH PARTNERSHIP, L.P.,
a Delaware limited partnership

	By:	The Macerich Company,
a Maryland corporation,
Its general partner

		By:	/s/ Richard A. Bayer
			Name:	Richard A. Bayer
			Title:	Executive Vice
President,
Chief Legal Officer & Secretary

GUARANTORS:

THE MACERICH COMPANY,
a Maryland corporation

	By:	/s/ Richard A. Bayer
		Name:	Richard A. Bayer
		Title:	Executive Vice President,
Chief Legal Officer
& Secretary

MACERICH TWC II CORP.,
a Delaware corporation

	By:		/s/ Richard A. Bayer
	Name:	Richard A. Bayer
	Title:	Executive Vice President, Chief Legal Officer & Secretary

MACERICH TWC II LLC,
a Delaware limited liability company

By:	The Macerich Partnership, L.P.,
a Delaware limited partnership,
Its sole member

	By:	The Macerich Company,
a Maryland corporation,
Its general partner

		By:	/s/ Richard A. Bayer
			Name:	Richard A. Bayer
			Title:	Executive Vice President, Chief Legal Officer & Secretary

MACERICH WRLP CORP.,
a Delaware corporation

	By:		/s/ Richard A. Bayer
	Name:	Richard A. Bayer
	Title:	Executive Vice President, Chief Legal Officer & Secretary

MACERICH WRLP, LLC,
a Delaware limited liability company

By:	The Macerich Partnership, L.P.,
a Delaware limited partnership,
Its sole member

By:	The Macerich Company,
a Maryland corporation,
Its general partner

By:	/s/ Richard A. Bayer
Name:	Richard A. Bayer
Title:	Executive Vice President, Chief Legal Officer & Secretary

MACERICH WRLP II CORP.,
a Delaware corporation

By:	/s/ Richard A. Bayer
Name:	Richard A. Bayer
Title:	Executive Vice President, Chief Legal Officer & Secretary

MACERICH WRLP II, LP,
a Delaware limited liability company

By:	Macerich WRLP II Corp.,
a Delaware corporation,
Its general partner

By:	/s/ Richard A. Bayer
Name:	Richard A. Bayer
Title:	Executive Vice President, Chief Legal Officer
& Secretary

MACERICH WALLEYE LLC,
a Delaware limited liability company

By:	The Macerich Partnership, L.P.,
a Delaware limited partnership,
Its sole member

	By:	The Macerich Company,
a Maryland corporation,
Its general partner

		By:	/s/ Richard A. Bayer
		Name:	Richard A. Bayer
		Title:	Executive Vice President, Chief Legal Officer & Secretary

IMI WALLEYE LLC,
a Delaware limited liability company

By:	The Macerich Partnership, L.P.,
a Delaware limited partnership,
Its sole member

	By:	The Macerich Company,
a Maryland corporation,
Its general partner

		By:	/s/ Richard A. Bayer
		Name:	Richard A. Bayer
		Title:	Executive Vice President, Chief Legal Officer & Secretary

WALLEYE RETAIL INVESTMENTS LLC,
a Delaware limited liability company

By:	Macerich Walleye LLC,
a Delaware limited liability company,
Its managing member

	By:	The Macerich Partnership, L.P.,
a Delaware limited partnership,
Its sole member

		By:	The Macerich Company,
a Maryland corporation,
Its general partner

			By:	/s/ Richard A. Bayer
				Name:	Richard A. Bayer
				Title:	Executive Vice President, Chief Legal Officer & Secretary

LENDERS AND AGENTS:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and a Lender

By:	/s/ James Rolison
	Name:	James Rolison
	Title:	Director

By:	/s/ Linda Wang
	Name:	Linda Wang
	Title:	Director

JPMORGAN CHASE BANK, N.A.

By:	/s/ Marc E. Costantino
Name:	Marc E. Costantino
Title:	Vice President

EUROHYPO AG, New York Branch

By:	/s/ John Lippmann
Name:	John Lippmann
Title:	Vice President

By:	/s/ Alice Ha
Name:	Alice Ha
Title:	Associate

WELLS FARGO BANK, National Association

By:	/s/ Bryan Stevens
Name:	Bryan Stevens
Title:	Vice President

U.S. BANK, NATIONAL ASSOCIATION, a national banking association

By:	/s/ Wayne Choi
Name:	Wayne Choi
Title:	Senior Vice President

SOCIETE GENERALE

By:	/s/ Jeffrey C. Schultz
Name:	Jeffrey C. Schultz
Title:	Director